Exhibit 99.2

Table of Contents
Second Quarter 2014

Section I - Financial Information		Section II - Core Portfolio Information

Company Information…………………………………	3	Core Properties…………………………………………	23
Total Market Capitalization…………………………	4	Core Top Tenants……………………………………	25
Operating Statements		Core Lease Expirations………………………………………	26
Pro-rata Consolidation……………………………	5	Core New and Renewal Rent Spreads………………………	27
Funds………………………………………………	6	Core Capital Expenditures………………………………………	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics……………………………………	29
and Funds Available for Distribution ("FAD")……	8
EBITDA………………………………………………………	9
Same Property Net Operating Income…………………………	10	Section III - Fund Information
Fee Income……………………………………………	11
Balance Sheet - Pro-rata Consolidation……………………………	12	Fund Overview……………………………………	32
Notes Receivable………………………………………………	13	Fund Properties…………………………………	33
Other Information		Fund Lease Expirations………………………	34
2014 Transactional Activity……………………………………	14	Development Activity…………………………	35
2014 Guidance………………………………………	15	RCP Venture Investments…………	36
Net Asset Valuation Information…………………………………	16
Selected Financial Ratios…………………………………………	17
Debt Analysis
Summary…………………………………………	18	Important Notes……………………………………………	37
Detail……………………………………………	19
Maturities…………………………………………	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Total Market Capitalization
(including pro-rata share of Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt[1]	Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	96.4%	59,152
Common Operating Partnership ("OP") Units	3.6%	2,196
Combined Common Shares and OP Units		61,348

Share Price at June 30, 2014		$28.09

Equity Capitalization - Common Shares and OP Units		$1,723,265
Preferred OP Units		704	[2]
Total Equity Capitalization		1,723,969		77%	79%

Debt Capitalization
Consolidated debt		1,072,512
Adjustment to reflect pro-rata share of debt		(544,108)
Total Debt Capitalization		528,404		23%	21%

Total Market Capitalization		$2,252,373		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		June 30, 2014				Changes in Total Common Shares Outstanding
		Year-to-date		Quarter
Weighted average Common Shares - Basic EPS		56,988		58,013		Balance @ 12/31/2013	55,643
Dilutive potential Common Shares		274		287		Stock Issuance	3,410
Weighted average Common Shares - Diluted EPS		57,262		58,300		Other	99
OP Units		2,189		2,196
Dilutive potential OP Units		25		25		Balance @ 6/30/2014	59,152
Weighted average Common Shares and OP Units - Diluted FFO		59,476		60,521

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$46,754
pro-rata share of Funds cash balance of	7,012
and restricted cash relating to City Point financing of	14,051
for ("Net Debt") totaling -	$67,817
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended June 30, 2014			Three months ended June 30, 2014
	Core Portfolio	Funds	Total	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$41,684	$5,898	$47,582	$ 21,208	$ 2,961	$ 24,169
Percentage rents	176	44	220	129	12	141
Expense reimbursements - CAM	4,608	847	5,455	2,048	378	2,426
Expense reimbursements - Taxes	5,633	858	6,491	2,824	417	3,241
Other property income	73	68	141	29	40	69
Total Property Revenues	52,174	7,715	59,889	26,238	3,808	30,046

PROPERTY EXPENSES
Property operating - CAM	5,831	987	6,818	2,765	486	3,251
Other property operating (Non-CAM)	726	385	1,111	440	135	575
Real estate taxes	6,678	1,254	7,932	3,298	628	3,926
Total Property Expenses	13,235	2,626	15,861	6,503	1,249	7,752

NET OPERATING INCOME - PROPERTIES	38,939	5,089	44,028	19,735	2,559	22,294

OTHER INCOME (EXPENSE)
Interest income	6,008	97	6,105	2,857	91	2,948
Straight-line rent income	1,356	381	1,737	769	243	1,012
Above/below market rent	1,300	536	1,836	616	331	947
Interest expense	(10,282)	(1,693)	(11,975)	(5,005)	(786)	(5,791)
Amortization of finance costs	(492)	(270)	(762)	(247)	(141)	(388)
Above/below market interest expense	350	48	398	175	24	199
Asset and property management expense	(69)	(120)	(189)	(36)	(80)	(116)
Other income/(expense)	2,013	11	2,024	2,013	83	2,096
Transaction costs	(1,500)	(298)	(1,798)	(862)	(262)	(1,124)
CORE PORTFOLIO AND FUND INCOME	37,623	3,781	41,404	20,015	2,062	22,077

FEE INCOME
Asset and property management fees	7,854	—	7,854	3,890	—	3,890
Transactional fees [2]	3,739	—	3,739	1,558	—	1,558
Income tax benefit (provision)	(14)	(12)	(26)	91	—	91
Total Fee Income	11,579	(12)	11,567	5,539	—	5,539

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	86	86	—	—	—
Other income	732	—	732	—	—	—
Gain (loss) on extinguishment of debt	(3)	(85)	(88)	(3)	(13)	(16)
Provision for income taxes (RCP)	—	(2)	(2)	—	(2)	(2)
Total Promote, RCP and Other Income	729	(1)	728	(3)	(15)	(18)

GENERAL AND ADMINISTRATIVE	(13,676)	(109)	(13,785)	(6,723)	(59)	(6,782)

Depreciation and amortization	(15,878)	(2,302)	(18,180)	(7,883)	(1,264)	(9,147)
Gain on disposition of properties	12,393	254	12,647	—	254	254
Income before noncontrolling interests	32,770	1,611	34,381	10,945	978	11,923

Noncontrolling interest - OP	(1,260)	(62)	(1,322)	(421)	(38)	(459)

NET INCOME	$31,510	$1,549	$33,059	$ 10,524	$ 940	$ 11,464

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Year-to-date ended June 30, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$76	$17	$—	$—	$6,083	$1,217	$—	$—	$15,316	$3,048	$6,987	$1,616	$5,898
Percentage rents	—	—	—	—	—	—	—	—	191	38	27	6	44
Expense reimbursements - CAM	—	—	—	—	699	140	—	—	2,566	511	849	196	847
Expense reimbursements - Taxes	—	—	—	—	232	46	—	—	2,969	591	960	221	858
Other property income	4	1	—	—	117	23	—	—	174	34	43	10	68
Total Property Revenues	80	18	—	—	7,131	1,426	—	—	21,216	4,222	8,866	2,049	7,715

PROPERTY EXPENSES
Property operating - CAM	16	4	—	—	1,202	240	—	—	2,648	527	934	216	987
Other property operating (Non-CAM)	53	12	—	—	931	187	—	—	785	157	125	29	385
Real estate taxes	4	—	—	—	711	142	—	—	4,024	801	1,345	311	1,254
Total Property Expenses	73	16	—	—	2,844	569	—	—	7,457	1,485	2,404	556	2,626

NET OPERATING INCOME - PROPERTIES	7	2	—	—	4,287	857	—	—	13,759	2,737	6,462	1,493	5,089

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	7	2	—	—	32	6	388	89	97
Straight-line rent income	—	—	—	—	549	110	—	—	938	187	364	84	381
Straight-line ground rent	—	—	—	—	4	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	971	193	1,485	343	536
Interest expense	(2)	—	—	—	(3,149)	(630)	—	—	(3,127)	(622)	(1,907)	(441)	(1,693)
Amortization of finance costs	—	—	—	—	(120)	(24)	—	—	(522)	(104)	(611)	(142)	(270)
Above/below market interest expense	—	—	—	—	—	—	—	—	244	48	—	—	48
Asset and property management expense [2]	—	—	—	—	(66)	(13)	—	—	(315)	(63)	(192)	(44)	(120)
Other income/(expense)	(87)	(19)	—	—	250	50	—	—	(15)	(3)	(76)	(17)	11
Transaction costs	—	—	—	—	(7)	(1)	—	—	(17)	(3)	(1,271)	(294)	(298)
Fund Income	(82)	(17)	—	—	1,755	351	—	—	11,948	2,376	4,642	1,071	3,781

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Income tax benefit (provision)	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)
Total Fee Income	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	—	—	—	—	429	86	—	—	—	—	86
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	(423)	(85)	—	—	(85)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	(9)	(2)	—	—	(2)
Total Promote, RCP and Other Income	—	—	—	—	—	—	429	86	(432)	(87)	—	—	(1)

GENERAL AND ADMINISTRATIVE	48	10	(2)	—	(172)	(34)	(5)	(1)	(235)	(46)	(167)	(38)	(109)

Depreciation and amortization	—	—	—	—	(1,270)	(253)	—	—	(6,323)	(1,258)	(3,423)	(791)	(2,302)
Gain on sale of properties	—	—	—	—	(304)	(61)	—	—	1,584	315	—	—	254
Income before noncontrolling interest	(36)	(7)	(2)	—	(8)	—	424	85	6,498	1,291	1,052	242	1,611

Noncontrolling interest - OP	—	—	—	—	—	—	(15)	(3)	(251)	(50)	(39)	(9)	(62)

NET INCOME	$(36)	$(7)	$(2)	$—	$(8)	$—	$409	$82	$6,247	$1,241	$1,013	$233	$1,549

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Income Statements - Funds [1]
(in thousands)
	Three months ended June 30, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$15	$3	$—	$—	$3,262	$652	—	—	7,660	1,524	3,381	782	2,961
Percentage rents	—	—	—	—	—	—	—	—	62	12	—	—	12
Expense reimbursements - CAM	—	—	—	—	268	54	—	—	1,110	221	447	103	378
Expense reimbursements - Taxes	—	—	—	—	116	23	—	—	1,473	293	439	101	417
Other property income	4	1	—	—	50	10	—	—	103	20	40	9	40
Total Property Revenues	19	4	—	—	3,696	739	—	—	10,408	2,070	4,307	995	3,808

PROPERTY EXPENSES
Property operating - CAM	4	1	—	—	517	103	—	—	1,299	259	532	123	486
Other property operating (Non-CAM)	16	4	—	—	363	73	—	—	264	53	23	5	135
Real estate taxes	2	—	—	—	355	71	—	—	2,003	399	683	158	628
Total Property Expenses	22	5	—	—	1,235	247	—	—	3,566	711	1,238	286	1,249

NET OPERATING INCOME - PROPERTIES	(3)	(1)	—	—	2,461	492	—	—	6,842	1,359	3,069	709	2,559

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	4	1	—	—	16	3	378	87	91
Straight-line rent income	—	—	—	—	346	69	—	—	557	111	272	63	243
Straight-line ground rent	—	—	—	—	2	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	540	107	969	224	331
Interest expense	(1)	—	—	—	(1,056)	(211)	—	—	(1,585)	(315)	(1,124)	(260)	(786)
Amortization of finance costs	—	—	—	—	(51)	(10)	—	—	(302)	(60)	(305)	(71)	(141)
Above/below market interest expense	—	—	—	—	—	—	—	—	122	24	—	—	24
Asset and property management expense [2]	—	—	—	—	(34)	(7)	—	—	(144)	(29)	(192)	(44)	(80)
Other income/(expense)	—	—	—	—	250	50	—	—	20	4	124	29	83
Transaction costs	—	—	—	—	(7)	(1)	—	—	(7)	(1)	(1,124)	(260)	(262)
Fund Income	(4)	(1)	—	—	1,915	383	—	—	6,059	1,203	2,067	477	2,062

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	(63)	(13)	—	—	(13)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	(9)	(2)	—	—	(2)
Total Promote, RCP and Other Income	—	—	—	—	—	—	—	—	(72)	(15)	—	—	(15)

GENERAL AND ADMINISTRATIVE	(34)	(8)	—	—	(112)	(22)	—	—	(118)	(23)	(27)	(6)	(59)

Depreciation and amortization	1	—	—	—	(757)	(151)	—	—	(3,116)	(620)	(2,134)	(493)	(1,264)
Gain on disposition of properties	—	—	—	—	(304)	(61)	—	—	1,584	315	—	—	254
Income before noncontrolling interest	(37)	(9)	—	—	742	149	—	—	4,337	860	(94)	(22)	978

Noncontrolling interest - OP	—	—	—	—	(30)	(6)	—	—	(166)	(33)	4	1	(38)

NET INCOME	$(37)	$(9)	$—	$—	$712	$143	$—	$—	$4,171	$827	$(90)	$(21)	$940

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	2014			2013
	Current	Current	Previous
	Year-to-Date	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	June 30, 2014	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2013

Net Income	$33,059	$11,464	$21,595	$18,380	$8,757
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	16,238	8,098	8,140	13,587	7,043
Unconsolidated affiliates	1,603	889	713	1,201	650
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(12,227)	166	(12,393)	(776)	(776)
Unconsolidated affiliates	—	—	—	—	—
Impairment of asset	—	—	—	1,500	1,500
Income attributable to noncontrolling interests'
share in Operating Partnership	1,309	453	857	225	102
Distributions on Preferred OP Units [2]	13	6	6	11	5
FFO	$39,995	$21,076	$18,918	$34,128	$17,281

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$39,995	$21,076	$18,918	$34,128	$17,281
Straight line rent, net	(1,737)	(1,012)	(725)	(1,800)	(1,130)
Straight-line ground rent	—	—	—	42	21
Above/below market rent	(1,836)	(947)	(889)	(1,597)	(993)
Amortization of finance costs	762	388	374	662	363
Above/below market interest	(398)	(199)	(199)	(882)	(406)
Non real estate depreciation	257	130	127	211	109
Leasing commissions	(577)	(401)	(176)	(1,068)	(421)
Tenant improvements	(2,376)	(853)	(1,523)	(2,648)	(1,456)
Capital expenditures	(590)	(146)	(444)	(601)	(555)
Loss (gain) on extinguishment of debt	88	16	72	—	—
AFFO	$33,588	$18,052	$15,535	$26,447	$12,813

Funds Available for Distribution ("FAD"):
AFFO	$33,588	$18,052	$15,535	$26,447	$12,813
Scheduled principal repayments	(2,524)	(1,059)	(1,465)	(2,966)	(1,514)
FAD	$31,064	$16,993	$14,070	$23,481	$11,299

Total weighted average shares and OP Units:
Basic	59,205	60,240	58,159	54,948	55,791
Diluted	59,476	60,521	58,419	55,378	56,215

FFO per share:
FFO per share - Basic	$0.68	$0.35	$0.33	$0.62	$0.31
FFO per share - Diluted	$0.67	$0.35	$0.32	$0.62	$0.31

AFFO per share - Basic	$0.57	$0.30	$0.27	$0.48	$0.23
AFFO per share - Diluted	$0.56	$0.30	$0.27	$0.48	$0.23

FAD per share - Basic	$0.52	$0.28	$0.24	$0.43	$0.20

FAD per share - Diluted	$0.52	$0.28	$0.24	$0.42	$0.20

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended June 30, 2014			Three months ended June 30, 2014
	Core			Core
	Portfolio	Funds	TOTAL	Portfolio	Funds	TOTAL

NET INCOME	$ 31,510	$ 1,549	$ 33,059	$ 10,524	$ 940	$ 11,464

Add back:
Depreciation and amortization	15,878	2,302	18,180	7,883	1,264	9,147
Interest expense	10,282	1,693	11,975	5,005	786	5,791
Amortization of finance costs	492	270	762	247	141	388
Above/below market interest	(350)	(48)	(398)	(175)	(24)	(199)
Gain on disposition of properties	(12,393)	(254)	(12,647)	—	(254)	(254)
Provision for income taxes	14	14	28	(91)	2	(89)
Loss on extinguishment of debt	3	85	88	3	13	16
Noncontrolling interest - OP	1,260	62	1,322	421	38	459

EBITDA	$46,696	5,673	$52,369	23,817	$2,906	$26,723

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date

	Three months ended		Percentage Growth in Same	Period ended		Percentage Growth in Same
			Property NOI -			Property NOI -
	June 30, 2014	June 30, 2013	% of Line Item	June 30, 2014	June 30, 2013	% of Line Item

Revenue
Minimum rents	$16,583	$15,864	4.5%	$ 33,077	$ 31,654	4.5%
Expense reimbursements	4,315	4,000	7.9%	9,163	8,355	9.7%
Other property income	239	176	35.8%	432	428	0.9%

Total Revenue	21,137	20,040	5.5%	42,672	40,437	5.5%

Expenses
Property operating - CAM & Real estate taxes	5,014	4,548	-10.2%	10,354	9,217	-12.3%
Other property operating (Non-CAM)	464	569	18.5%	929	1,209	23.2%

Total Expenses	5,478	5,117	-7.1%	11,283	10,426	-8.2%

Same Property NOI - Core properties	$15,659	$14,923	4.9%	$ 31,389	$ 30,011	4.6%

Other same property information
Physical Occupancy	96.5%	93.4%		96.5%	93.4%
Leased Occupancy	96.8%	94.8%		96.8%	94.8%

[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Six Months ended June 30, 2014
Asset and property management fees	$22	$1,299	$2,824	$3,443	$266	$7,854
Transactional fees	15	1,852	933	435	504	3,739
Total management fees and priority distributions	$37	$3,151	$3,757	$3,878	$770	$11,593

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended June 30, 2014
Asset and property management fees	$11	$656	$1,384	$1,692	$147	$3,890
Transactional fees	4	841	431	250	32	1,558
Total management fees	$15	$1,497	$1,815	$1,942	$179	$5,448

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2014
Asset and property management fees	$11	$643	$1,440	$1,751	$119	$3,964
Transactional fees	11	1,011	502	185	472	2,181
Total management fees and priority distributions	$22	$1,654	$1,942	$1,936	$591	$6,145

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$374,835		$(107,864)	$32,133	$299,104		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,235,017		(344,677)	81,752	972,092		are necessary for the fair presentation of the consolidated
Construction in progress	8,417		(5,021)	291	3,687		balance sheet for the interim period.
	1,618,269		(457,562)	114,176	1,274,883
Less: accumulated depreciation	(241,446)		61,186	(9,659)	(189,919)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,376,823		(396,376)	104,517	1,084,964		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	364,360	[3]	(294,883)	3,290	72,767		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	86,797		(34,161)	1,130	53,766		and liability line items. Similarly, the presentation also includes
Cash in escrow	25,363		(16,722)	763	9,404		the Company's pro-rata share of assets and liabilities for
Restricted cash	71,282		(57,231)	—	14,051		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	183,126		(140,802)	(41,781)	543		method of accounting for the Company's financial statements.
Rents receivable, net	5,624		(2,155)	1,143	4,612
Straight-line rents receivable, net	25,215		(10,237)	1,458	16,436
Notes receivable	96,307		—	215	96,522		[3] The components of Net real estate under development are as follows:
Deferred charges, net	30,107		(16,694)	1,848	15,261		Fund II	$332,247
Prepaid expenses and other assets	64,887		(5,026)	1,227	61,088	[4]	Fund III	30,072
Acquired lease intangibles	42,305		(11,917)	3,370	33,758		Fund IV	294
							Other	1,747
Total Assets	$2,372,196		$(986,204)	$77,180	$1,463,172		Total Funds	$364,360

LIABILITIES AND SHAREHOLDERS' EQUITY
							4 The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable	$1,072,512		$(622,617)	$78,509	$528,404		Due from Fund Investors	$26,931
Valuation of debt at acquisition, net of amortization	1,517		—	42	1,559		Prepaid expenses	5,891
Acquired lease intangibles	23,848		(6,486)	4,328	21,690		Contract deposits	5,100
Accounts payable and accrued expenses	39,584		(17,462)	1,628	23,750		Accrued interest on Notes Receivable	4,619
Dividends and distributions payable	14,340		—	—	14,340		Unsettled ATM Trades	2,424
Share of losses in excess of inv. in unconsolidated affiliates	8,491		—	(8,491)	—		Other	16,123
Other liabilities	19,543		(4,711)	1,164	15,996		Total	$61,088
Total liabilities	1,179,835		(651,276)	77,180	605,739

Shareholders' equity:
Common shares	59		—	—	59
Additional paid-in capital	758,041		—	—	758,041
Accumulated other comprehensive loss	(2,076)		—	—	(2,076)
Retained earnings	44,202		—	—	44,202
Total controlling interest	800,226		—	—	800,226
Noncontrolling interest in subsidiary	392,135		(334,928)	—	57,207
Total shareholders' equity	1,192,361		(334,928)	—	857,433

Total Liabilities and Shareholders' Equity	$2,372,196		$(986,204)	$77,180	$1,463,172

Structured Financing
(in thousands)

			Balance at
	Balance at	Second	June 30, 2014			Stated	Effective
	March 31, 2014	Quarter		Accrued		Interest	Interest	Maturity
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$54,269	$(38,000)	$16,269	$192	$16,461	6.69%	7.20%	2014 to 2015

Mezzanine and other notes	65,370	14,668	80,038	4,045	84,083	12.20%	12.59%	2015 to 2024

Total notes receivable	$119,639	$(23,332)	$96,307	$4,237	$100,544	11.27%	11.68%

Note:
[1] Inclusive of points and exit fees.

2014 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

Included with 2013 transaction totals
11 E. Walton	$44,000	100%	January	Chicago, IL	Marc Jacobs, Saint Laurent

2014 Transactions

61 Main Street	$7,300	100%	February	Westport, CT	Chico's
865 W. North Avenue	14,750	100%	March	Chicago, IL	Forever 21
252-256 Greenwich Avenue	24,450	100%	March	Greenwich, CT	Madwell, Calypso St. Barth, Jack Wills
152-154 Spring Street	38,000	90%	April	New York, NY	Kate Spade Saturday
2520 Flatbush Avenue	17,100	100%	May	New York, NY	Bob's Furniture, Capital One
Bedford Green	46,750	100%	July	Bedford Hills, NY	Shop Rite, CVS, Panera

Total	$148,350

Funds:

Fund IV:

Broughton Street Portfolio	$26,006	50%	February-June	Savannah, GA	-
Eden Square	25,369	98%	July	Bear, DE	Lowe's, Giant

Total	$51,375

Dispositions

Property Name	Disposition Price	Ownership %	Month of Transaction	Location	Key Tenants

Core Portfolio:

Walnut Hill	$22,865	100%	March	Woonsocket, RI	Sears

Funds:

Fund III:

Sheepshead Bay	$20,200	100%	April	Brooklyn, NY	-

Structured Finance Investments:

Investment	Loan Amount	Effective Interest Rate	Month of Transaction	Maturity Date

Core Portfolio:

Advances:

First Mortgage	$13,000	12.7%	April	October, 2015
Preferred Equity Investment	4,000	13.0%	May	May, 2016

Total	$17,000

Repayments:

First Mortgage	$6,400	8.0%	January
Mezzanine Note	2,742	17.5%	January
First Mortgage	38,000	5.5%	April
Mezzanine Note	2,933	12.0%	June
Mezzanine Note	3,834	15.0%	June

Total	$53,909

2014 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

		2014 Guidance	2013 Actual
Overall:

Fully diluted Common Shares and OP Units - 2014 Weighted Average		62,000 - 62,500	55,954

Full year Funds from Operations ("FFO") per share	[1]	$1.35 to $1.40	$1.20

Earnings per Share ("EPS")	[1]	$0.72 to $0.77	$0.72

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$87.0 to $88.5	$70.3

Asset and property management fee income, net of TRS taxes		$15.0 to $15.5	$17.6

Transactional fee income, net of TRS taxes		$7.0 to $8.0	$6.3

Promote, RCP and other income, net of TRS taxes		$1.0 to $1.5	$(0.6)

General and administrative expense		$(26.5) to $(26.0)	$(26.4)

Total		$83.5 to $87.5	$67.2

Note:

1 FFO and EPS guidance is before acquisition costs which totaled $0.03 through June 30, 2014.
EPS guidance is before gain/loss on disposition of property which totaled $0.22 through June 30, 2014.

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$19,735	[1]	$78,940	-			$2,461	$9,844	20.00%	$1,969	$6,842	$27,368	19.90%	$5,446	$3,069	$12,276	23.12%	$2,838
Less:
(Income)/ loss from pre-stabilized assets [3]							—	—		—	(866)	(3,464)		(689)	(1,421)	(5,684)		(1,314)
(Income)/ loss from development projects [4]							—	—		—	(163)	(652)		(130)	(35)	(140)		(32)
Net Operating Income of stabilized assets							2,461	9,844		1,969	5,813	23,252		4,627	1,613	6,452		1,492

Costs to Date
Pre-stabilized assets [3]								$—		$—		$84,448		$16,806		$179,462		$41,492
Development projects [4]								340,700		68,140		36,500		7,264		38,300		8,855

Total Costs to Date								$340,700		$68,140		$120,948		$24,069		$217,762		$50,347

Debt			$371,785	$—				$328,444		$62,477		$285,906		$52,200		$ 194,769		$ 41,942

Gross asset value [2]				$2,400
Net Asset Value				$2,400	37.78%	$907

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the second quarter 2014. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3]Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Nostrand
Lincoln Park Centre
Fund IV:
719 Lincoln Rd
1650 Meridian Avenue
838 Lincoln Road
2819 Kennedy Blvd
Paramus Plaza
1151 Third Avenue

Selected Financial Ratios
(in thousands)

	Three months ended June 30,		Period ended June 30,			Three months ended June 30,	Three months ended March 31,

	2014	2013	2014	2013		2014	2014
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt [4]	$528,404	$562,899
					Total Market Capitalization	2,252,373	2,118,292
EBITDA [2] divided by:	$23,817	$20,686	$ 46,696	$39,530	Debt/Total Market Capitalization	23%	27%
Interest expense	5,005	5,107	10,282	9,951
Principal Amortization	1,027	1,290	2,206	2,535	Debt [6]	$460,587	$493,948
Preferred Dividends [3]	6	5	13	11	Total Market Capitalization	2,184,556	2,049,341
Fixed-Charge Coverage Ratio - Core Portfolio	3.9x	3.2x	3.7x	3.2x	Net Debt/Total Market Capitalization	21%	24%

EBITDA divided by:	$26,723	$23,390	$ 52,369	$45,874	Debt + Preferred Equity (Preferred O.P. Units)	$529,108	$563,560
Interest expense	5,791	6,083	11,975	11,859	Total Market Capitalization	2,252,373	2,118,292
Principal Amortization	1,059	1,514	2,524	2,966	Debt+Preferred Equity/Total Market Capitalization	23%	27%
Preferred Dividends	6	5	13	11
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$371,785	$405,214
and Funds	3.9x	3.1x	3.6x	3.1x	EBITDA (Annualized) [7]	89,289	91,516
					Debt/EBITDA - Core Portfolio	4.2x	4.4x
Payout Ratios
					Debt [5]	$325,031	$364,419
Dividends (Shares) & Distributions (OP Units) paid	$14,365	$11,981	$ 28,106	$23,744	EBITDA (Annualized) [7]	89,289	91,516
FFO	21,076	17,281	39,995	34,128	Net Debt/EBITDA - Core Portfolio	3.6x	4.0x
FFO Payout Ratio	68%	69%	70%	70%
					Debt [4]	$528,404	$562,899
Dividends (Shares) & Distributions (OP Units) paid	$14,365	$11,981	$28,106	$23,744	EBITDA (Annualized) [7]	100,913	102,584
AFFO	18,052	12,813	33,588	26,447	Debt/EBITDA - Core Portfolio and Funds	5.2x	5.5x
AFFO Payout Ratio	80%	94%	84%	90%
					Debt [6]	$460,587	$493,948
Dividends (Shares) & Distributions (OP Units) paid	$14,365	$11,981	$ 28,106	$23,744	EBITDA (Annualized) [7]	100,913	102,584
FAD	16,993	11,299	31,064	23,481	Net Debt/EBITDA - Core Portfolio and Funds	4.6x	4.8x
FAD Payout Ratio	85%	106%	90%	101%
					NOI (Annualized)	$78,940	$76,816
					Debt	371,785	405,214
Notes:					Debt Yield - Core Portfolio	21%	19%

[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.					NOI (Annualized)	$78,940	$76,816
[2]See page 9 for a calculation of EBITDA.					Debt [5]	325,031	364,419
[3]Represents preferred distributions on Preferred Operating partnership Units.					Net Debt Yield - Core Portfolio	24%	21%
[4]Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]Reflects debt net of the current Core Portfolio cash balance at end of period.					NOI (Annualized)	$89,176	$86,936
[6]Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.					Debt [4]	528,404	562,899
[7]Annualized EBITDA adjusted for income of $1,993 relating to the collection of a previously reserved note receivable.					Debt Yield - Core Portfolio and Funds	17%	15%

					NOI (Annualized)	$89,176	$86,936
					Debt [6]	460,587	493,848
					Net Debt Yield - Core Portfolio and Funds	19%	18%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$357,974	5.1%	$73,837	4.6%	$431,811	5.1%	82%	$402,344	$(47,253)	$786,902
Variable-Rate Debt	13,811	1.8%	82,782	2.1%	96,593	2.1%	18%	220,274	(31,257)	285,610

Total	$371,785	5.0%	$156,619	3.3%	$528,404	4.5%	100%	$622,618	$(78,510)	1,072,512
Unamortized premium										1,517
										$1,074,029

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2014	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Crossroads Shopping Center	Crossroads JV	$57,689	49.0%	$28,268	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,602	100.0%	16,602	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,420	100.0%	11,420	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	32,473	100.0%	32,473	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,412	100.0%	15,412	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,594	100.0%	19,594	5.44%	3/1/2016	None
330-340 River Street	Acadia	10,787	100.0%	10,787	5.3%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,092	100.0%	16,092	6.35%	12/1/2016	None
Convertible Notes	Acadia	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,294	100.0%	4,294	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	25,671	100.0%	25,671	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	18,039	50.0%	9,020	4.72%	12/10/2027	None
Interest rate swaps [1]	Acadia	111,695	99.9%	111,528	4.15%	Various	None

Sub-Total Fixed-Rate Debt		$532,348		$357,974	5.14%

Variable-Rate Debt

Unsecured Line of Credit [2]	Acadia	$—	100.0%	$—	Libor + 155	1/31/2016	1 x 12 mos.
664 N. Michigan	Acadia	45,000	100.0%	45,000	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan	Acadia	50,000	100.0%	50,000	Libor + 140	11/25/2018	None
4401 N White Plains Road	Acadia	6,202	100.0%	6,202	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	15,957	100.0%	15,957	Libor + 190	1/23/2023	None
60 Orange Street	Acadia	8,347	98.0%	8,180	Libor + 175	4/3/2023	None
Interest rate swaps [1]	Acadia	(111,695)	99.9%	(111,528)	Libor + 190	Various	None

Sub-Total Variable-Rate Debt		13,811		13,811	Libor + 160

Total Core Portfolio Debt		546,159		371,785	5.01%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2014	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
Lincoln Road [3]	Fund III	$19,232	18.9%	$3,637	6.14%	8/11/2014	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza [3]	Fund III	8,864	17.9%	1,588	5.6%	4/1/2015	None
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint [3]	Fund II	198,500	18.8%	37,375	4.75%	2019 [6]	None
CityPoint [3,5]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II & III	109,369	19.6%	21,426	3.59%	Various

Sub-Total Fixed-Rate Debt		$386,727		$73,837	4.65%

Variable-Rate Debt

Parkway Crossing [3]	Fund III	$13,134	17.9%	$2,353	Libor + 220	1/1/2015	2 x 12 mos.
Liberty Avenue [3]	Fund II	9,032	19.8%	1,790	Libor + 275	4/30/2015	None
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2015	None
640 Broadway [3]	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
CityPoint [3]	Fund II	20,650	18.8%	3,888	Libor + 350	8/12/2015	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	84,351	19.9%	16,786	Libor + 165	10/26/2015	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	28,100	23.1%	6,497	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,307	19.9%	2,449	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
Lincoln Park Centre	Fund III	23,000	19.9%	4,578	Libor + 145	12/3/2016	2 x 12 mos.
654 Broadway	Fund III	9,000	19.9%	1,791	Libor + 188	3/7/2017	2 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,960	19.9%	2,380	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,500	23.1%	2,890	Libor + 175	6/3/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Lincoln Road [3]	Fund IV	84,000	22.0%	18,450	Libor + 160	6/14/2018	None
Paramus Plaza [3]	Fund IV	12,600	11.6%	1,457	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	15,469	23.1%	3,576	Libor + 215	5/1/2019	None
White City Shopping Center [3]	Fund III	56,808	16.7%	9,498	Libor + 215	2/19/2021	None
Interest rate swaps [1]	Funds II & III	(109,369)	19.6%	(21,426)	Libor + 232

Sub-Total Variable-Rate Debt		$422,392		$82,782	Libor + 195

Total Funds Portfolio Debt		$809,119		$156,619	3.31%

Total Debt		$1,355,278		$528,404	4.51%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of June 30, 2014, the interest rate is LIBOR + 155 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $239,881.
[5] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan at the end of the term.
[6] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2014.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$2,394	$57,109	$59,503	$2,023	$27,983	$30,006	5.37%	5.37%	n/a
2015	3,681	27,344	31,025	3,517	27,344	30,861	5.04%	5.04%	n/a
2016	2,104	257,953	260,057	1,934	128,686	130,620	5.87%	5.87%	n/a
2017	1,460	54,549	56,009	1,281	48,049	49,330	5.72%	5.72%	n/a
2018	1,247	95,000	96,247	1,059	95,000	96,059	1.67%	n/a	1.67%
Thereafter	7,944	35,374	43,318	5,947	28,962	34,909	2.97%	4.72%	2.01%
Total	$18,830	$527,329	$546,159	$15,761	$356,024	$371,785

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2014	$2,355	$39,026	$41,381	$424	$7,364	$7,788	6.71%	6.71%	n/a
2015	3,621	209,103	212,724	677	39,602	40,279	2.71%	5.60%	2.58%
2016	1,970	83,897	85,867	392	17,422	17,814	1.78%	n/a	1.78%
2017	1,436	69,188	70,624	271	13,960	14,231	3.48%	5.80%	2.12%
2018	1,166	113,500	114,666	214	24,297	24,511	1.98%	n/a	1.98%
Thereafter	1,229	282,691	283,920	205	51,803	52,008	3.98%	4.65%	2.23%
Total	$11,777	$797,405	$809,182	$2,183	$154,448	$156,631

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$237.23	$237.23	$4,303,538
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	—	41,432	41,432	—	100.0%	100.0%	100.0%	—	149.40	149.40	6,189,744
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.92	41.27	1,909,285
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	—	23,415	23,415	—	79.7%	79.7%	79.7%	—	55.07	55.07	1,027,825
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	20,580	24,078	44,658	100.0%	90.9%	95.1%	95.1%	20.70	63.93	42.98	1,824,696
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	—	51,255	51,255	—	96.5%	96.5%	96.5%	—	21.87	21.87	1,081,722
				37,080	188,080	225,160	100.0%	95.3%	96.1%	96.1%	35.76	87.72	78.82	17,056,810
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
152-154 Spring Street	Kate Spade Saturday	2014	100.0%	—	2,936	2,936	—	100.0%	100.0%	100.0%	—	728.66	728.66	2,139,360
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	120.44	120.44	406,494
West 54th Street	Stage Coach Tavern	2007	100.0%	—	5,773	5,773	—	100.0%	100.0%	100.0%	—	413.71	413.71	2,388,362
61 Main Street	Chicos	2014	100.0%	—	3,400	3,400	—	100.0%	100.0%	100.0%	—	103.40	103.40	351,560
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.77	74.77	848,683
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.38	31.38	460,545
239 Greenwich Avenue	Restoration Hardware	1998	75.0%	—	16,834	16,834	—	100.0%	100.0%	100.0%	—	92.35	92.35	1,554,663
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	—	9,172	9,172	—	100.0%	100.0%	100.0%	—	131.14	131.14	1,202,772
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	21.65	21.79	21.71	875,456
868 Broadway	Dr Martens	2013	100.0%	—	2,031	2,031	—	100.0%	100.0%	100.0%	—	326.05	326.05	662,202
313-315 Bowery[1]	John Varvatos, Patagonia	2013	100.0%	—	6,600	6,600	—	100.0%	100.0%	100.0%	—	66.00	66.00	435,600
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	—	13,638	13,638	—	89.0%	89.0%	100.0%	—	141.75	141.75	1,720,569
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	29,114	29,114	—	100.0%	100.0%	100.0%	—	36.05	36.05	1,049,538
				34,614	140,569	175,183	100.0%	98.9%	99.1%	100.0%	31.60	102.47	88.35	15,344,688
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	57.49	57.49	1,316,844
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	92.3%	95.7%	95.7%	12.50	40.80	27.95	1,537,929
M Street and Wisonsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	63.6%	—	31,124	31,124	—	93.4%	93.4%	93.4%	—	82.71	82.71	2,405,471
				24,996	86,564	111,560	100.0%	95.4%	96.4%	97.8%	12.50	59.94	48.91	5,260,244
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470
				40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470

Total Street Retail				137,490	428,639	566,129	100.0%	96.7%	97.5%	98.0%	$24.93	$85.34	$70.29	$38,792,212

Acadia Share Total Street Retail				137,490	412,369	549,859	100%	96.7%	97.5%	98.0%	24.93	85.49	69.97	37,527,771

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded. East 17th and

613-623 West Diversey Parkway are under redevelopment
[1]Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	95.3%	97.3%	97.3%	$ 25.26	$25.44	$25.36	$ 3,678,349
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	46,724	57,832	104,556	100.0%	90.5%	94.8%	94.8%	13.32	15.26	14.35	1,421,546
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	—	1998	100.0%	—	87,330	87,330	—	100.0%	100.0%	100.0%	—	31.30	31.30	2,733,855
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	76.5%	76.0%	76.0%	21.35	31.00	25.36	2,434,147
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	46.17	30.76	1,946,877
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,552	97,604	100.0%	76.2%	88.9%	88.9%	8.48	18.69	12.56	1,089,882
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	202,727	107,930	310,657	100.0%	79.1%	92.7%	95.4%	14.06	43.51	22.79	6,565,452
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.35	31.03	7.78	1,989,333
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000

Connecticut
Town Line Plaza[1]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	98.7%	14.72	17.74	15.83	1,650,467

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,163	218,148	100.0%	78.9%	94.1%	96.0%	7.51	12.09	8.59	1,762,526

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	98.3%	99.5%	99.5%	19.00	22.24	19.90	2,012,739

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	90.5%	95.5%	95.5%	4.64	21.04	12.09	1,143,717

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	123,220	112,867	236,087	100.0%	93.9%	97.1%	98.7%	10.72	17.76	13.97	3,203,334

Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	81,947	235,786	100.0%	100.0%	100.0%	100.0%	11.12	22.43	15.05	3,548,369
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	65,150	123,335	100.0%	67.4%	82.8%	82.8%	9.49	17.65	13.00	1,326,780

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	852,261	48,608	900,869	94.5%	91.4%	94.3%	94.3%	16.10	20.44	16.32	13,872,559

	Target, Dick's Sporting Goods
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	42,850	59,197	102,047	100.0%	100.0%	100.0%	100.0%	17.05	32.33	25.91	2,644,439
Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	43.41	43.41	867,517

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.83	9.80	5.35	835,956
Route 6 Plaza	Kmart	1994	100.0%	146,568	29,021	175,589	100.0%	94.8%	99.1%	99.1%	6.04	13.83	7.27	1,266,178
Chestnut Hill	—	2006	100.0%	—	37,646	37,646	—	100.0%	100.0%	100.0%	—	24.04	24.04	904,845
Abington Towne Center[2]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	100.0%	100.0%	100.0%	10.50	27.67	19.77	1,159,706

Total Suburban Properties				3,351,052	1,162,542	4,513,594	98.1%	90.4%	96.1%	96.5%	$12.18	$24.87	$15.45	$63,063,673

Acadia Share Total Suburban Properties				2,549,410	1,008,103	3,557,513	98.9%	90.4%	96.5%	96.9%	$10.95	$23.46	$14.53	$46,179,717

TOTAL CORE PROPERTIES				3,488,542	1,591,181	5,079,723	98.1%	92.1%	96.2%	96.7%	$12.73	$41.97	$21.98	$ 101,855,885

Acadia Share Total Core Properties				2,686,900	1,420,472	4,107,372	98.9%	92.2%	96.6%	97.0%	$11.75	$42.35	$22.54	$83,707,488

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[1]Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[2]Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

LA Fitness	2	100,000	$2,336,500	2.4%	2.8%

Ann Taylor Loft	2	14,174	2,150,210	0.3%	2.6%

Stop and Shop (Ahold)	3	155,177	1,948,635	3.8%	2.3%

Supervalu (Shaw's)	2	123,409	1,907,456	3.0%	2.3%

Home Depot	3	312,718	1,827,600	7.6%	2.2%

TJX Companies	8	209,198	1,625,642	5.1%	1.9%
-- TJ Maxx	5	120,123	854,724	2.8%	1.0%
-- Marshalls	1	37,212	167,454	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.3%	0.7%

Walgreens	3	37,499	1,412,716	0.9%	1.7%

Citibank	5	17,283	1,239,117	0.4%	1.5%

Kmart	3	273,969	1,170,078	6.7%	1.4%

Bob's Discount Furniture	2	34,723	1,062,507	0.8%	1.3%

TD Bank	2	15,560	1,060,904	0.4%	1.3%
JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.2%
Trader Joe's	2	19,094	967,216	0.5%	1.2%
Urban Outfitters	2	19,902	879,450	0.5%	1.1%
Dicks Sporting Goods	2	59,805	860,471	1.5%	1.0%
Gap (Banana Republic and Old Navy)	3	13,835	856,466	0.3%	1.0%
Sleepy's	5	31,843	852,469	0.8%	1.0%
HSBC Bank	2	5,686	845,879	0.1%	1.0%
Captial One	3	12,778	789,848	0.3%	0.9%
Rite Aid	2	26,633	764,030	0.6%	0.9%

TOTAL	62	1,513,630	$25,585,945	36.7%	30.6%

Notes:
General Note - Does not include tenants that operate at only one of Acadia's properties.
[1]Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	—	—	—	$—	—	4	6,876	0.5%	$29.83	0.3%	4	6,876	0.1%	$29.83	0.2%
2014	3	174,074	5.5%	6.75	2.9%	27	80,675	5.5%	44.80	5.9%	30	254,749	5.5%	18.80	4.7%
2015	5	252,812	8.0%	13.58	8.5%	34	129,047	8.8%	32.76	6.9%	39	381,859	8.2%	20.06	7.5%
2016	9	315,062	9.9%	11.29	8.8%	56	231,571	15.8%	26.20	9.9%	65	546,633	11.8%	17.61	9.4%
2017	6	311,806	9.8%	11.80	9.1%	49	206,472	14.1%	38.47	12.9%	55	518,278	11.2%	22.43	11.4%
2018	7	416,882	13.2%	12.97	13.4%	56	179,804	12.3%	33.23	9.7%	63	596,686	12.9%	19.08	11.2%
2019	7	210,728	6.7%	10.54	5.5%	26	88,485	6.0%	53.02	7.6%	33	299,213	6.5%	23.11	6.8%
2020	6	329,713	10.4%	12.12	9.9%	21	76,841	5.2%	46.03	5.8%	27	406,554	8.8%	18.53	7.4%
2021	7	283,831	9.0%	13.13	9.2%	18	87,441	6.0%	36.98	5.3%	25	371,272	8.0%	18.75	6.8%
2022	2	69,837	2.2%	26.15	4.5%	24	97,150	6.6%	50.65	8.0%	26	166,987	3.6%	40.41	6.6%
2023	3	132,322	4.2%	11.63	3.8%	16	79,813	5.4%	45.79	5.9%	19	212,135	4.6%	24.48	5.1%
Thereafter	16	671,707	21.2%	14.57	24.3%	33	201,064	13.7%	66.80	21.8%	49	872,771	18.8%	26.61	22.8%
Total	71	3,168,774	100.0%	$12.73	100.0%	364	1,465,239	100.0%	$41.97	100.0%	435	4,634,013	100.0%	$21.98	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		64,852	Total Vacant				125,942	Total Vacant				190,794	Total Vacant
		3,488,542	Total Square Feet				1,591,181	Total Square Feet				5,079,723	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended
	June 30, 2014		June 30, 2014		March 31, 2014
	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]
New leases
Number of new leases executed	5	5	2	2	3	3
GLA	22,124	22,124	5,635	5,635	16,489	16,489
New base rent	$85.40	$74.45	$41.67	$38.72	$100.35	$86.66
Previous base rent	$40.32	$41.20	$23.34	$25.38	$46.12	$46.61
Average cost per square foot	$140.96	$140.96	$1.62	$1.62	$188.58	$188.58
Weighted Average Lease Term (years)	13.8	13.8	6.5	6.5	16.3	16.3
Percentage growth in base rent	111.8%	80.7%	78.5%	52.6%	117.6%	85.9%

Renewal leases
Number of renewal leases executed	16	16	13	13	3	3
GLA	192,922	192,922	185,472	185,472	7,450	7,450
New base rent	$20.45	$19.23	$20.18	$18.96	$27.05	$25.99
Expiring base rent	$17.73	$18.13	$17.55	$17.97	$22.23	$22.23
Average cost per square foot	$—	$—	$—	$—	$—	$—
Weighted Average Lease Term (years)	4.8	4.8	4.8	4.8	5.3	5.3
Percentage growth in base rent	15.3%	6.1%	15.0%	5.5%	21.7%	16.9%

Total new and renewal Leases
Number of new and renewal leases executed	21	21	15	15	6	6
GLA commencing	215,046	215,046	191,107	191,107	23,939	23,939
New base rent	$27.13	$24.91	$20.81	$19.54	$77.54	$67.78
Expiring base rent	$20.05	$20.50	$17.72	$18.19	$38.69	$39.02
Average cost per square foot	$14.50	$14.50	$0.05	$0.05	$129.89	$129.89
Weighted Average Lease Term (years)	5.7	5.7	4.8	4.8	12.9	12.9
Percentage growth in base rent	35.3%	21.5%	17.5%	7.4%	100.4%	73.7%

Notes:
[1]Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2]Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3]Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	Prior Year ended
	June 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Leasing Commissions	$577	$401	$ 176	$ 1,676
Tenant Improvements	2,376	853	1,523	4,057
Capital Expenditures	590	146	444	2,592
Total Capital Expenditures	$3,543	$1,400	$2.143	$8.325

Other redevelopment and re-anchoring related activities	—	—		$5,953	[1]

Note:
[1] Consists of $2,278 of costs associated with the re-anchoring of Crossroads, $1,948 of costs associated with the re-tenanting of Merrillville Plaza, $890 of costs associated with the re-anchoring of Branch Plaza and $836k of costs associated with the installation of a new tenant at a Chicago Street Retail asset.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,303,538	18,141	295,897	163,646	$74,143	$115,275
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,189,744	41,432	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	653,559	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,909,285	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,027,825	23,415	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,824,696	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,801,722	51,255	496,377	247,811	68,233	99,096

83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
Mercer Street	Manhattan	NY	406,494	3,375	942,758	457,309	85,389	121,063
West 54th Street	Manhattan	NY	2,388,362	5,773	1,249,501	636,418	91,179	137,662
181 Main Street	Westport	CT	848,683	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	460,545	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,554,663	16,834	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,202,772	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	875,456	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	662,202	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,720,569	13,638	878,321	422,645	85,293	121,409
152-154 Spring Street	Manhattan	NY	2,139,360	2,936	918,561	473,494	87,476	126,722
2520 Flatbush Avenue	Brooklyn	NY	1,049,538	29,114	553,769	211,713	56,343	68,554

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,316,844	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,537,929	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,405,471	31,124	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street Retail
Weighted Average - Based on annual base rent					509,599	251,558	$ 79,264	$ 115,820

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$ 3,678,349	149,070	252,982	84,585	$ 60,290	$ 69,299
Marketplace of Absecon	Absecon	NJ	1,421,546	104,556	32,668	11,471	61,717	73,395
60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
Village Commons Shopping Center	Smithtown	NY	2,733,855	87,330	67,473	22,922	109,170	123,046
Branch Plaza	Smithtown	NY	2,434,147	126,273	67,554	22,991	108,660	122,359
Amboy Center	Staten Island	NY	1,946,877	63,290	151,900	55,451	87,868	98,504
Pacesetter Park Shopping Center	Pomona	NY	1,089,882	97,604	36,144	11,216	112,281	126,247
LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
Crossroads Shopping Center	White Plains	NY	6,565,452	310,657	109,134	42,516	96,092	118,263
New Loudon Center	Latham	NY	1,989,333	255,673	42,827	17,479	67,391	81,548
28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
Town Line Plaza	Rocky Hill	CT	1,650,467	206,346	46,399	19,437	72,685	86,521
Methuen Shopping Center	Methuen	MA	1,027,936	130,021	99,701	34,864	50,705	60,706
Crescent Plaza	Brockton	MA	1,762,526	218,148	98,838	34,781	57,332	64,961
The Gateway Shopping Center	So. Burlington	VT	2,012,739	101,655	48,384	19,261	51,446	63,537
Hobson West Plaza	Naperville	IL	1,143,717	99,137	94,989	34,059	103,910	126,405
Merrillville Plaza	Hobart	IN	3,203,334	236,087	26,123	10,805	47,909	58,578
Bloomfield Towne Square	Bloomfield Hills	MI	3,548,369	235,786	56,773	22,617	62,547	94,909
Mad River Station	Dayton	OH	1,326,780	123,335	65,307	28,938	56,592	69,153
Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
Route 6 Plaza	Honesdale	PA	1,266,178	175,589	6,832	2,962	37,786	44,999
Chestnut Hill	Philadelphia	PA	904,845	37,646	147,436	62,292	58,777	77,506
Abington Towne Center	Abington	PA	1,159,706	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent					93,495	34,221	$ 75,389	$ 90,793

Total Core Properties
Weighted Average - Based on annual base rent					283,644	133,539	$ 77,160	$ 102,230

Brandywine/Mkt Sq./Naamans Rd [1]	Wilmington	DE	$ 17,384,515	1,022,900	507,575	193,705	$ 72,923	$ 88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$ 2,574,000	60,000	963,175	337,894	$ 37,629	$ 48,228
	161st Street	Bronx	NY	6,002,214	232,252	1,274,128	450,383	33,329	45,066
	Liberty Avenue	Queens	NY	937,724	26,125	639,405	213,464	55,561	67,368

Fund II
Weighted Average - Based on annual base rent						1,180,801	416,621	$ 34,620	$ 46,015

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	9,809,539	639,353	49,966	17,759	$ 84,926	$ 97,340
	640 Broadway	Manhattan	NY	874,566	4,145	1,006,693	496,773	86,613	124,108
	654 Broadway	Manhattan	NY	550,000	2,896	1,007,518	497,906	86,836	124,507
	New Hyde Park Shopping Center	New Hyde Park	NY	1,227,624	32,602	199,698	70,745	102,010	122,658
	White City	Shrewsbury	MA	4,000,307	180,379	99,189	39,649	51,215	62,391
	Parkway Crossing	Parkville	MD	1,837,311	260,241	185,935	74,271	59,022	68,972
	Lincoln Road	Miami Beach	FL	2,586,411	59,677	58,869	33,379	52,126	85,417
	Heritage Shops	Chicago	IL	3,140,685	81,730	288,116	154,272	71,414	110,831
	Lincoln Park Centre	Chicago	IL	2,331,200	61,761	431,527	230,716	73,011	109,736
	Nostrand Avenue	Brooklyn	NY	1,428,327	40,315	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,318,478	265,116	77,759	29,166	59,786	64,793

Fund III
Weighted Average - Based on annual base rent						194,180	88,635	79,165	101,054

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732
	Lincoln Road	Miami Beach	FL	4,590,048	54,864	58,869	33,379	52,126	85,417
	2819 Kennedy Boulevard	North Bergen	NJ	100,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,348,312	265,442	57,996	18,940	74,390	84,467
	Paramus Plaza	Paramus	NJ	1,781,178	152,060	106,906	37,209	119,131	132,518
	1151 Third Avenue	Manhattan	NY	534,396	12,881	1,270,132	636,996	87,522	131,326
	Lake Montclair	Prince William County	VA	1,885,609	105,850	55,900	18,373	93,338	103,028
	938 W. North Avenue	Chicago	IL	928,510	33,228	453,690	239,813	72,447	108,382

Fund IV
Weighted Average - Based on annual base rent						112,294	51,028	100,412	136,377

Total - Funds
Weighted Average - Based on annual base rent						352,678	140,763	66,026	84,815

Overview of Acadia Funds

As of June 30, 2014	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$366.6 million	$121.0 million
As a percentage of commitments	100.0%	100.0%	77.2%	22.4%
			All unfunded capital is anticipated to be used to
			complete existing projects

Distributions	$191.5 million	$131.6 million	$262.6 million	$0
As a percentage of funded capital	221.1%	43.9%	71.6%	—%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital[1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Notes:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to recontribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	60.0%	97,500	—	97,500	34.9%	—	34.9%	34.9%	$3.03	—	$3.03

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	10,880	15,245	26,125	100.0%	100.0%	100.0%	100.0%	$39.75	$37.23	$35.89
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street [1]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	87.6%	93.3%	93.3%	26.50	28.85	27.69

Total - Fund II				177,906	140,471	318,377	100.0%	89.0%	95.1%	95.1%	$32.84	$29.38	$31.41

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,420	166,933	639,353	95.7%	83.7%	92.6%	96.7%	$14.05	$24.71	$16.57
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	—	2,896	2,896	—	100.0%	100.0%	100.0%	—	189.92	189.92
640 Broadway	Swatch	2012	50.0%	—	4,145	4,145	—	91.8%	91.8%	100.0%	—	229.91	229.91
New Hyde Park Shopping Center	PetSmart	2011	100.0%	13,507	19,095	32,602	100.0%	80.4%	88.5%	88.5%	35.00	49.18	42.54
Nostrand Avenue	—	2013	100.0%	—	40,315	40,315	—	75.9%	75.9%	75.9%	—	46.67	46.67

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,936	257,775	85.6%	98.7%	92%	92.0%	15.6	35.05	25.8

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite	2011	94.3%	192,836	67,405	260,241	100.0%	82.1%	95.4%	95.4%	3.65	20.48	7.4
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	58.8%	94.8%	94.8%	3.90	21.18	5.24

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2011	95.0%	—	59,677	59,677	—	34.2%	34.2%	36.2%	—	126.57	126.57

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	49,878	31,852	81,730	100.0%	89.7%	96.0%	96.0%	21.61	72.18	40.03
Lincoln Park Centre	Design Within Reach	2012	100.0%	—	61,761	61,761	—	87.6%	87.6%	100.0%	—	43.09	43.09

Total - Fund III				1,092,400	613,211	1,705,611	96.4%	80.7%	90.8%	92.8%	$10.71	$40.32	$20.17

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue		2013	100.0%	—	12,881	12,881	—	36.0%	36.0%	100.0%	$—	$115.34	$115.34

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	76,222	75,838	152,060	100.0%	29.5%	64.8%	64.8%	20.80	8.75	18.07

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	92.5%	98.0%	98.4%	9.73	22.11	12.87
Lake Montclair	Food Lion	2013	100.0%	33,000	72,850	105,850	100.0%	93.4%	95.5%	95.5%	9.50	23.10	18.66

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100%	—	100%	100.0%	15.96	—	15.96

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	80.0%	—	33,228	33,228	—	62.6%	62.6%	62.6%	—	44.66	44.66

SOUTHEAST
Florida
Lincoln Road	Aldo, Fossil, Spris	2012	95.0%	—	54,864	54,864	—	68.9%	68.9%	71.1%	—	121.46	121.46

Total - Fund IV				361,934	321,065	682,999	100%	68.4%	85.2%	86.7%	$13.05	$42.25	$24.08

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%
2819 Kennedy Boulevard	98.6%
Broughton Street Portfolio	50.0%
[1]Currently operating, but redevelopment activities have commenced.

Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2019	1	34,000	100.0%	$3.03	100.0%
Total	1	34,000	100.0%	$3.03	100.0%

		63,500	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1		—	—	$—	—	1	9,967	8.0%	$10.00	2.7%	1	9,967	3.3%	$10.00	1.0%
2014	1	107,026	60.2%	26.50	48.5%	—	—	—	—	—	1	107,026	35.3%	26.50	29.8%
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	1	4,575	3.7%	27.81	3.5%	1	4,575	1.5%	27.81	1.3%
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	1	4,462	3.6%	31.00	3.8%	1	4,462	1.5%	31.00	1.5%
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	2	70,880	39.8%	42.42	51.5%	6	105,967	84.7%	31.2	90.1%	8	176,847	58.4%	35.69	66.4%
Total	3	177,906	100.0%	$32.84	100.0%	9	124,971	100.0%	$29.38	100.0%	12	302,877	100.0%	$31.41	100.0%

		—	Total Vacant				15,500	Total Vacant				15,500	Total Vacant
		177,906	Total Square Feet				140,471	Total Square Feet				318,377	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	4,000	0.8%	$22.23	0.4%	2	4,000	0.3%	$22.23	0.3%
2014	—	—	—	—	—	12	44,416	9.0%	27.01	6%	12	44,416	2.9%	27.01	3.8%
2015	3	81,465	7.7%	7.11	5.1%	12	23,069	4.7%	42.28	4.9%	15	104,534	6.8%	14.87	5.0%
2016	1	26,561	2.5%	8.00	1.9%	23	54,548	11.0%	40.21	11%	24	81,109	5.2%	29.66	7.7%
2017	2	52,131	4.9%	18.36	8.5%	13	54,065	10.9%	28.12	7.6%	15	106,196	6.9%	23.33	7.9%
2018	5	287,562	27.3%	12.54	32.0%	23	82,228	16.6%	30.44	12.5%	28	369,790	23.9%	16.52	19.6%
2019	3	236,323	22.4%	7.57	15.9%	12	37,437	7.6%	67.09	12.6%	15	273,760	17.7%	15.71	13.8%
2020	—	—	—	—	—	5	15,546	3.1%	21.48	1.7%	5	15,546	1.0%	21.48	1.1%
2021	1	35,601	3.4%	10.76	3.4%	7	28,392	5.7%	36.22	5.2%	8	63,993	4.1%	22.05	4.5%
2022	1	65,028	6.2%	17.00	9.8%	10	32,038	6.5%	45.79	7.4%	11	97,066	6.3%	26.5	8.2%
2023	2	38,836	3.7%	15.49	5.3%	12	43,421	8.8%	56.61	12.3%	14	82,257	5.3%	37.19	9.8%
Thereafter	3	229,660	21.8%	8.89	18.1%	16	75,481	15.3%	48.56	18.4%	19	305,141	19.7%	18.71	18.3%
Total	21	1,053,167	100.0%	$10.71	100.0%	147	494,641	100.0%	$40.32	100.0%	168	1,547,808	100.0%	$20.17	100.0%

		39,233	Total Vacant				118,570	Total Vacant				157,803	Total Vacant
		1,092,400	Total Square Feet				613,211	Total Square Feet				1,705,611	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	3	5,587	2.5%	$41.69	2.5%	3	5,587	1.0%	$41.69	1.7%
2014	—	—	—	—	—	4	19,699	9.0%	79.21	16.8%	4	19,699	3.4%	79.21	11.1%
2015	—	—	—	—	—	2	2,726	1.2%	116.92	3.4%	2	2,726	0.5%	116.92	2.3%
2016	—	—	—	—	—	6	16,800	7.6%	37.90	6.9%	6	16,800	2.9%	37.90	4.5%
2017	1	58,674	16.2%	15.96	19.8%	5	21,188	9.6%	40.04	9.1%	6	79,862	13.7%	22.35	12.7%
2018	—	—	—	—	—	13	38,816	17.7%	26.80	11.2%	13	38,816	6.7%	26.80	7.4%
2019	1	39,220	10.8%	19.52	16.2%	9	54,938	25%	24.29	14.4%	10	94,158	16.2%	22.30	15.0%
2020	1	27,926	7.7%	12.00	7.1%	3	18,364	8.4%	17.55	3.5%	4	46,290	8.0%	14.20	4.7%
2021	1	32,144	8.9%	11.50	7.8%	3	5,235	2.4%	93.49	5.3%	4	37,379	6.4%	22.98	6.1%
2022	1	26,568	7.3%	10.14	5.7%	5	16,009	7.3%	109.99	19.0%	6	42,577	7.3%	47.68	14.5%
2023	1	33,000	9.1%	9.50	6.6%	3	14,063	6.4%	27.50	4.2%	4	47,063	8.1%	14.88	5.0%
Thereafter	2	144,402	40.0%	12.00	36.7%	2	6,250	2.8%	56.10	3.8%	4	150,652	25.9%	13.83	14.9%
Total	8	361,934	100.0%	$13.05	100.0%	58	219,675	100.0%	$42.25	100.0%	66	581,609	100.0%	$24.08	100.0%

		—	Total Vacant				101,390	Total Vacant				101,390	Total Vacant
		361,934	Total Square Feet				321,065	Total Square Feet				682,999	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction	Estimated Sq.Ft.			Acquisition & Development Costs									Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [6]	Key Tenants	Incurred	Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$305.6	$ (25.6)	to	$ 4.4	[3]	$ 280.0	to	$ 310.0	[3]	$264.4
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	35.1	TBD		TBD		TBD		TBD		—
							$340.7	TBD		TBD		TBD		TBD		$264.4

FUND III

723 N. Lincoln Lane [4]	95.0%	Miami Beach, FL	TBD	TBD	—	TBD	$6.7	TBD		TBD		TBD		TBD		$—	[5]
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	12.8	34.2	to	43.2		47.0	to	56.0		—
3104 M Street NW	80.0%	Washington, D.C.	TBD	10,000	—	TBD	3.2	3.8	to	5.3		7.0	to	8.5		—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.8	36.2	to	46.2		50.0	to	60.0		—
							$36.5	TBD		TBD		TBD		TBD		$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$7.9	$3.6	to	$4.1		$11.5	to	$12.0		$4.6
Broughton Street Portfolio [7]	50.0%	Savannah, GA	2016	200,000	—	TBD	30.4	31.6	to	37.6		62.0	to	68.0		—
							$38.3	$ 35.2		$ 41.7		$ 73.5		$ 80.0		$4.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of anticipated reimbursements from retail tenants and proceeds from residential tower sales.
[4] This property is part of a three-property portfolio. The other two are operating properties.
[5] The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
[6] The leased rate excludes pre-redevelopment tenants.
[7] The portfolio will be acquired through a series of transactions. Costs incurred are for those acquisitions completed as of June 30, 2014 (18 buildings). Estimated total costs reflect acquisition costs for the remaining 6 buildings as well as development costs to complete the entire portfolio.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$415.5
Less development held as operating real estate			(7.9)
Less development costs of unconsolidated properties			(40.3)
Less deferred costs and other amounts			(2.9)

Total per consolidated balance sheet			$364.4

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	$300 million of total equity - Fully invested

	20% ($63 million) - AKR Fund I ($15 million) and Fund II ($48 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through June 30, 2014

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$601	$52,851	1.6x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,476	429	7,484	1.2x
		2008
Total			$63,214	$1,030	$146,793	2.3x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.